Guarantees - Changes from customary respresentations and warranties related to loans sold by BPPR (Details) - Indemnification Guarantee - Banco Popular de Puerto Rico - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Guarantor Obligations [Line Items]
Balance as of beginning of period	$ 2,297	$ 3,212
Provision (reversal) for representations and warranties	(1,458)	(915)
Balance as of end of period	$ 839	$ 2,297